EXHIBIT C
                        to Securities Purchase Agreement

                          REGISTRATION RIGHTS AGREEMENT

      AGREEMENT dated as of October 20, 2005, between INTERACTIVE TELEVISION NETWORKS, INC., a Nevada corporation, (the "Company") and PENTAGON BERNINI FUND, LTD., an international business company organized under the laws of the British Virgin Islands (the "Holder").

      WHEREAS, the Holder has purchased a 17% Secured Convertible Debenture in the aggregate principal amount of $4,000,000.00 (the "Debenture") pursuant to a Securities Purchase Agreement, and Holder has the right to cause the Debenture to be converted into shares of Common Stock, $0.001 par value (the "Common Stock"), of the Company, pursuant to the conversion formula set forth in the Debenture;

      WHEREAS, the Debenture bears interest, and at the option of the Company, subject to certain conditions, one-half of such interest may be paid by issuing additional Debentures;

      WHEREAS, at the option of the Company, subject to certain conditions, the Company may pre-pay/redeem some of the principal of the Debentures;

      WHEREAS, Holder has acquired Warrants (the "Warrants") from the Company, pursuant to which the Holder has the right to purchase in the aggregate up to One Million (1,000,000) shares of the Common Stock through the exercise of the Warrants;

      WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the shares of Common Stock issuable upon the conversion of the Debenture and the exercise of the Warrants.

      NOW, THEREFORE, the parties hereto mutually agree as follows:

      1. Registrable Securities. As used herein the terms "Registrable Security" means each of the shares of Common Stock (i) issued upon the conversion of the Debenture (the "Conversion Shares") or (ii) upon exercise of the Warrant (the "Warrant Shares"), provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination that (a) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), and disposed of pursuant thereto, or (b) registration under the Securities Act is no longer required for the immediate public distribution of such security. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.


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      2.    Registration.

            (a) The Company shall file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") within sixty (60) days after the date of this Agreement in order to register the resale of the Registrable Securities under the Securities Act. Once effective, the Company shall maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold, or (ii) the date that the Company receives an opinion of counsel to the Company that all of the Registrable Securities may be freely traded without registration under the Securities Act, under Rule 144 promulgated under the Securities Act or otherwise.

            (b) The Company will initially include in the Registration Statement as Registrable Securities Three Million Six Hundred Sixty Seven Thousand (3,667,000) shares of Common Stock registered for the benefit of Holder, Two Million Five Hundred Thousand (2,500,000) shares of Common Stock registered for the benefit of M.A.G. Capital, LLC and its affiliates and One Million Five Hundred Thousand Five Hundred Thirty Three (1,500,533) shares of Common Stock registered for the benefit of certain third parties.

      3.    Covenants of the Company with Respect to Registration.

      The Company covenants and agrees as follows:

      (a) The Company shall use its best efforts to cause the Registration Statement to become effective with the SEC as promptly as possible and in no event more than 90 days after initial filing of the Registration Statement with the SEC (or within 120 days after such filing date if the SEC provides comments on the Registration Statement). Upon effectiveness and in no event more than 90 days after the initial filing of the Registration Statement with the SEC (or 120 days if the Registration Statement is subjected to a review by the SEC), the Company shall file the final prospectus with the SEC pursuant to Rule 424(b) and provide copies to Holder. If any stop order shall be issued by the SEC in connection therewith, the Company shall use best efforts to obtain promptly the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and any other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Holder's Registrable Securities. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are subject to the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request in writing.

            (a) The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that each Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Holder pursuant thereto.


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            (b) The Company will take all actions which may be required to qualify or register the Registrable Securities included in the Registration Statement for the offer and sale under the securities or blue sky laws of such states as are reasonably requested by each Holder of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

      4.    Additional Terms.

            (a) The Company shall indemnify and hold harmless the Holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act with respect to the registration of the Registrable Securities, any post-effective amendment to such registration statements, or any prospectus included therein or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any Holder or underwriter within the meaning of the Securities Act and each officer, director, employee and agent of each Holder and underwriter; provided, however, that the indemnification in this Section 4(a) with respect to any prospectus shall not inure to the benefit of Holder or underwriter (or to the benefit of any person controlling any Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Holder or underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to such Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale and provided further, that the Company shall not be obligated to so indemnify any Holder or any such underwriter or other person referred to above unless the Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

            (b) If for any reason the indemnification provided for in the preceding section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or


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expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

            (c) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon any Holder any obligation to sell the Holder's Registrable Securities.

            (d) Holder, upon receipt of notice from the Company that an event has occurred which requires a Post-Effective Amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

            (e) If the Company fails to keep the Registration Statement referred to above continuously effective during the requisite period, then the Company shall, promptly upon the request of Holder, use best efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

            (f) Holder agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning the Holder in the Registration Statement or in order to promote compliance by the Company or the Holder with the Securities Act.

            (g) The Company agrees that it shall cause each of its directors, officers and shareholders owning ten percent (10%) or more of the Company's outstanding Common Stock to refrain from selling any shares of the Company's Common Stock until the Registration Statement has been declared effective.

            (h) Commencing on the date hereof and continuing until such time as the Debenture and Warrants are no longer outstanding Holder, on behalf of itself and its affiliates, hereby covenants and agrees not to offer to "short sell", or contract to "short sell" the securities of the Company against the unconverted Debenture Shares or the un-exercised Warrants.

            (i) Other than the Registrable Securities and an additional 4,000,533 shares, registered for the benefit of M.A.G. Capital, LLC and its affiliates, and certain third parties set forth in Section 2(b) above, the Company shall not include any other securities for registration in the Registration Statement or file any other registration statement unless the Registration Statement is effective.

      5. Governing Law. The Registrable Securities will be, if and when issued, delivered in New York. This Agreement shall be deemed to have been made and delivered in the State of New York, County of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of New York, without giving effect to the choice of law rules thereof.


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      6. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

      7. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

      8. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      9. Notices. All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile at the addresses set forth below.



            If to the Holder   Pentagon Bernini Fund, Ltd.
                               c/o Pentagon Capital Management Plc
                               88 Baker Street
                               London, England W1U 6TQ
                               Telephone No.:  +44 (0)20 7299-9999
                               Facsimile No.:   +44 (0)20 7299-9988
                               Attention:  Lewis Chester, CEO

            With a copy to     Sheppard Mullin Richter & Hampton LLP
                               333 South Hope Street, 48th Floor
                               Los Angeles, CA 90071-1448
                               Telephone No.: (213) 620-1780
                               Facsimile No.:  (213) 620-1398
                               Attention:  David C. Ulich

            If to the Company, Interactive Television Networks, Inc.
                               28202 Cabot Road, Suite 300
                               Laguna Niguel, CA 92677
                               Telephone No. (949) 365-5655
                               Facsimile No. (888) 886-1305
                               Attention:  Murray Williams, CFO



All such notices and communications shall be deemed to have been duly given: (i) three (3) days after it is received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (b) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient's time) or on a non-business day shall be deemed received on the next business day; (ii) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (iii) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.


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      10. Binding Effect; Benefits. Any Holder may assign its rights hereunder if such assignment complies with all applicable securities and other laws, and the assignee executes a counterpart of this Agreement agreeing to be bound by all of its terms. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and assigns. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

      11. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

      12. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      13. Jurisdiction. Each of the parties irrevocably agrees that any and all suits or proceedings based on or arising under this Agreement may be brought only in and shall be resolved in the federal or state courts located in the State of New York, County of New York, and consents to the jurisdiction of such courts for such purpose. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in any such court. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 9 shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of either party to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      14. Attorneys' Fees and Disbursements. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees and disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

           [The balance of this page is intentionally left blank.]


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      IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.


                                        INTERACTIVE TELEVISION NETWORKS, INC.



                                       By:
                                        Name:  _________________________________
                                        Its:        President

                                        HOLDER:

                                        PENTAGON BERNINI FUND, LTD.

                                        By:  ___________________
                                        Its:  ____________________



                                       By:
                                        Name: _____________________
                                        Its:  _____________________


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